1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Impairment of Long-Lived Assets (Policies)	12 Months Ended
Dec. 31, 2019
Policies
Impairment of Long-Lived Assets:

Impairment of Long-Lived Assets:

The Company annually evaluates whether events and circumstances have occurred or triggering events have occurred that indicate the carrying amount of property and equipment may warrant revision or may not be recoverable. When factors indicate that these long-lived assets should be evaluated for possible impairment, the Company assesses the recoverability by determining whether the carrying value of such long-lived assets will be recovered through the future undiscounted cash flows expected from use of the asset and its eventual disposition. Based on Management’s evaluation, there was no impairment of the carrying value of the long-lived assets, including property and equipment at December 31, 2019 or 2018.